AMENDMENT NO. 4, WAIVER AND CONSENT


                  AMENDMENT NO. 4, WAIVER AND CONSENT ("Amendment No. 4") dated as of April 27, 2001 to the Credit Agreement dated as of April 1, 1999, as amended (the "Credit Agreement"), among Express Scripts, Inc.; each of the Subsidiary Guarantors party thereto; each of the Lenders party thereto; Credit Suisse First Boston, as Lead Arranger, Administrative Agent and Collateral Agent; Bankers Trust Company, as Syndication Agent; The First National Bank of Chicago, as Co-Documentation Agent; and Mercantile Bank, N.A., as Co-Documentation Agent (capitalized terms not otherwise defined in this Amendment No. 4 have the same meaning assigned to such terms in the Credit Agreement).

                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, Company has informed Lenders of (a) certain projects and initiatives for which Company wants the ability to make Consolidated Capital Expenditures exceeding what the Credit Agreement currently permits; (b) the anticipated pending liquidation of PlanetRx in connection with which Company wants to obtain the release of the Lien on the Pledged PlanetRx Stock, the pledge of which was made in connection with Amendment No.3; and (c) the reorganization and acquisition of certain Subsidiaries as set forth on Schedule I, attached hereto and incorporated herein by this reference (the "Subsidiary Reorganization"); and

                  WHEREAS, pursuant to Section 10.6 of the Credit Agreement, Requisite Lenders hereby agree to amend certain provisions of the Credit Agreement and to consent to certain actions under the Credit Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION ONE - Amendment. Section 7.8 of the Credit Agreement is hereby amended by deleting the table set forth at the end of the first sentence and replacing it with the following table:

===============================================    =============================
                                                       Maximum Consolidated
                  Fiscal Year                         Capital Expenditures
-----------------------------------------------    -----------------------------

1999 (from Closing Date to end of
Fiscal Year)                                                $50,000,000
-----------------------------------------------    -----------------------------
-----------------------------------------------    -----------------------------

2000                                                        $50,000,000
-----------------------------------------------    -----------------------------
-----------------------------------------------    -----------------------------

2001                                                        $85,000,000
-----------------------------------------------    -----------------------------
-----------------------------------------------    -----------------------------

2002                                                        $80,000,000
-----------------------------------------------    -----------------------------

2003 through 2005                                           $75,000,000
===============================================    =============================

                  SECTION TWO - Consent. Notwithstanding the provisions of the Credit Agreement, the Lenders hereby consent to the release of the Lien granted in favor of the Collateral Agent with respect to the Pledged PlanetRx Stock.


                  SECTION THREE - Waiver. Notwithstanding the provisions of the Credit Agreement, subject to the conditions of Section 4 of this Amendment No. 4, the Lenders hereby waive (a) with respect to all periods prior to the effectiveness of this Amendment No.4, the application of Sections 5.1D and 6.1(xv) of the Credit Agreement, and the related provisions of the other Loan Documents solely with respect to the New Subsidiaries listed on Schedule II hereto (the "New Subsidiaries"); (b) the application of Section 6.8 of the Credit Agreement and related Loan Documents solely with respect to (i) the New Domestic Subsidiaries as it relates to the pledge of 100% of the capital stock of such Subsidiaries and the execution and delivery of counterparts of the Subsidiary Guaranty and (ii) the New Canadian Subsidiaries as it relates to the pledge of 65% of the capital stock of such Subsidiaries until the earlier to occur of (x) the liquidation of the New Canadian Subsidiaries or (y) July 31, 2001; and (c) any Default or Event of Default that may have occurred under the Credit Agreement during the period commencing June 1, 1999 and ending on the date hereof, as a result of any failure by Company or any of its Subsidiaries to comply with the provisions of the Credit Agreement and the related provisions of the Loan Documents referred to in the foregoing clause (a) and (b).


                  SECTION FOUR - Conditions to Effectiveness. (a) This Amendment No. 4 shall become effective as of the date first above written when, and only when Administrative Agent shall have received counterparts of this Amendment
No. 4 executed by Company, Subsidiary Guarantors and Requisite Lenders or, as to any of Lenders, advice satisfactory to Administrative Agent that such Lender has executed this Amendment No. 4.

                  (b) The effectiveness of this Amendment No. 4 (other than Sections Seven and Nine hereof) is conditioned upon (i) the accuracy of the representations and warranties set forth in Section Five hereof; and (ii) compliance by each of Company and the relevant Subsidiary with Section 6.8 of the Credit Agreement with respect to the New Domestic Subsidiaries.

                  SECTION FIVE- Representations and Warranties. In order to induce Lenders and Agents to enter into this Amendment No. 4, Company represents and warrants to each of Lenders and Agents that after giving effect to this Amendment No. 4, (i) no Default or Event of Default has occurred and is continuing; and (ii) all of the representations and warranties in the Credit Agreement, after giving effect to this Amendment No. 4, are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

                  SECTION SIX - Reference to and Effect on the Credit Agreement and the Notes. On and after the effectiveness of this Amendment No. 4, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement and each reference in each of the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 4. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment No. 4, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  SECTION SEVEN - Costs, Expenses and Taxes. Company agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment No. 4 and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in accordance with the terms of Section 10.2 of the Credit Agreement. In addition, Company shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment No. 4 and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION EIGHT - Execution in Counterparts. This Amendment No. 4 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 4 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 4.

                  SECTION NINE - Governing Law. This Amendment No. 4 shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (including Section 5-1401 of the General Obligations Law of the State of New York), without giving effect to any provisions thereof relating to conflicts of law.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                       EXPRESS SCRIPTS, INC.



                                       By:  /s/ George Paz
                                          --------------------------------------
                                            Name:  George Paz
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                             SUBSIDIARY GUARANTORS:


                    DIVERSIFIED PHARMACEUTICAL SERVICES, INC.
                      EXPRESS SCRIPTS SALES DEVELOPMENT CO.
                          EXPRESS SCRIPTS VISION CORP.
                                   IVTX, INC.
                               VALUE HEALTH, INC.
                             ESI MAIL PHARMACY, INC.
                   EXPRESS SCRIPTS UTILIZATION MANAGEMENT CO.
              EXPRES SCRIPTS SPECIALTY DISTRIBUTION SERVICES, INC.
                                ESI CLAIMS, INC.


                                       By:  /s/ George Paz
                                          --------------------------------------
                                            Name:  George Paz
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


                        as one of the Requisite Lenders
                                 (please type)

BANK OF AMERICA, N.A.

                                       By:  /s/ Joseph L. Corah
                                          --------------------------------------
                                            Name:  Joseph L. Corah
                                            Title: Principal


BANK LEUMI USA

                                       By:  /s/ Joung Hee Hong
                                          --------------------------------------
                                            Name:  Joung Hee Hong
                                            Title: Vice President

BANK OF MONTREAL

                                       By:  /s/ Michael E. Joyce
                                          --------------------------------------
                                            Name:  Michael E. Joyce
                                            Title: Managing Director

THE BANK OF NEW YORK

                                       By:  /s/ Jonathan Rollins
                                          --------------------------------------
                                            Name:  Jonathan Rollins
                                            Title: Vice President

BANK ONE, NA

                                       By:  /s/ Suzanne Ergastolo
                                          --------------------------------------
                                            Name:  Suzanne Ergastolo
                                            Title: Vice President

BANKERS TRUST COMPANY

                                       By:  /s/ Mary Jo Jolly
                                          --------------------------------------
                                            Name:  Mary Jo Jolly
                                            Title: Assistant Vice President

BAYERISCHE HYPO-UND VEREINSBANK AG
NEW YORK BRANCH

                                       By:  /s/ Timothy L. Harrod
                                          --------------------------------------
                                            Name:  Timothy L. Harrod
                                            Title: Director

                                       By:  /s/ Steven Simons
                                          --------------------------------------
                                            Name:  Steven Simons
                                            Title: Associate Director

BNP PARIBAS

                                       By:  /s/ Brook Harris
                                          --------------------------------------
                                            Name:  Brook Harris
                                            Title: Director

                                       By:  /s/ Ro Toyoshima
                                          --------------------------------------
                                            Name:  Ro Toyoshima
                                            Title: Vice President

CREDIT SUISSE FIRST BOSTON

                                       By:  /s/  William S. Lutkins
                                          --------------------------------------
                                            Name:  William S. Lutkins
                                            Title: Vice President

ERSTE BANK

                                       By:  /s/ Brandon A. Meyerson
                                          --------------------------------------
                                            Name:  Brandon A. Meyerson
                                            Title: Vice President

                                       By:  /s/ John S. Runnion
                                          --------------------------------------
                                            Name:  John S. Runnion
                                            Title: Managing Director

FIRSTAR BANK N.A.

                                       By:  /s/   L. Alec Blanc III
                                          --------------------------------------
                                            Name:  L. Alec Blanc III
                                            Title: Senior Vice President

FLEETBOSTON FINANCIAL, INC.

                                       By:  /s/ Robinson Alston, Jr.
                                          --------------------------------------
                                            Name:  Robinson Alston, Jr.
                                            Title: Vice President


HELLER FINANCIAL, INC.

                                       By:  /s/ K. Craig Gallahugh
                                          --------------------------------------
                                            Name:  Craig Gallahugh
                                            Title: Senior Vice President

MELLON BANK, N.A.

                                       By:  /s/ Louis E. Flori
                                          --------------------------------------
                                            Name:  Louis E. Flori
                                            Title: Vice President

MICHIGAN NATIONAL

                                       By:  /s/ Teresa L. Irland
                                          --------------------------------------
                                            Name:  Teresa L. Irland
                                            Title: First Vice President

TEXTRON FINANCIAL CORPORATION

                                       By:  /s/ Matthew Colgan
                                          --------------------------------------
                                            Name:  Matthew Colgan
                                            Title: Director

UNION BANK OF CALIFORNIA, N.A.

                                       By:  /s/ J. Scott Jessup
                                          --------------------------------------
                                            Name:  J. Scott Jessup
                                            Title: Vice President